UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 1999




                          FrontierVision Holdings, L.P.
                   FrontierVision Holdings Capital Corporation
                 FrontierVision Holdings Capital II Corporation
           (Exact names of Registrants as Specified in Their Charters)



     Delaware                          333-36519                  84-1432334
     Delaware                         333-36519-01                84-1432976
     Delaware                         333-75567-01                84-1481765
(States or Other Jurisdiction      (Commission File Nos.)      (IRS Employer
of Incorporation or Organization)                        Identification Numbers)




       1777 South Harrison Street,
      Suite P-200, Denver, Colorado                      80210
(Address of Principal Executive Offices)               (Zip Code)



                                 (303) 757-1588
              (Registrants' Telephone Number, Including Area Code)

Item 5.  Other Items

In a press release, dated April 29, 1999, FrontierVision Holdings, L.P. and its wholly-owned subsidiary, FrontierVision Holdings Capital II Corporation (collectively the "Issuers"), announced the commencement of their exchange offer (the "Exchange Offer") to exchange $91,298,000 aggregate principal amount at maturity of the Issuers' 11-7/8% Senior Discount Notes due 2007, Series B, which have been registered under the Securities Act of 1933, as amended, for $91,298,000 aggregate principal amount at maturity of the Issuers' 11-7/8% Senior Discount Notes due 2007, Series B, which were issued and sold on December 9, 1998 in a transaction exempt from registration under the Securities Act. The Exchange Offer will expire on June 4, 1999, at 5:00 p.m. EST. A copy of the press release is attached as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         99.1 Press Release dated April 29, 1999.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                             FRONTIERVISION HOLDINGS, L.P.

Date:    April 30, 1999
                     By:     FrontierVision Partners, L.P., its general partner,
                             By:      FVP GP, L.P., its general partner
                             By:      FrontierVision Inc., its general partner
                             By:      /s/  ALBERT D. FOSBENNER
                                      ---------------------------
                                      Albert D. Fosbenner
                                      Vice President and Treasurer



                             FRONTIERVISION HOLDINGS CAPITAL CORPORATION


Date:  April 30, 1999         By:      /s/  ALBERT D. FOSBENNER
                                       ---------------------------
                                       Albert D. Fosbenner
                                       Vice President and Treasurer




                             FRONTIERVISION HOLDINGS CAPITAL II CORPORATION


Date:  April 30, 1999        By:      /s/  ALBERT D. FOSBENNER
                                      ---------------------------
                                      Albert D. Fosbenner
                                      Vice President and Treasurer